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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                              (the "Exchange Act")

       Date of Report (date of earliest event reported): August 18, 2005

                            Prevention Insurance.com
                                (the "Company")

             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                                                        88-0126444
-----------------------                      --------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

          (Address of Principal Executive Offices, Including Zip Code)

        2770 South Maryland Parkway, Suite 416, Las Vegas, Nevada 89109


                                 (702) 732-2758

              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

         On August 18, 2005, we signed a letter of intent to merge with Health Imaging Inc., a New York corporation. Health Imaging is a fully integrated provider of Positron Emission Tomography (PET Scanning) used by physicians in the diagnosis and treatment of cancer, heart, Alzheimer's and Parkinson's diseases. Both companies are in the early stages of the due diligence process. Thus, there is no guaranty or assurances that a definitive agreement will be reached or that the proposed transaction will occur.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

             99.1 Press Release dated August 18, 2005.

SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PREVENTION INSURANCE.COM

Date:  August 19, 2005                By:  /s/ Scott Goldsmith
                                         ----------------------
                                      (Print name and title of signing officer)
                                      Scott Goldsmith, President